Exhibit 99.2

EARNINGS PRESENTATION FOURTH QUARTER 2023 NASDAQ:

USCB USCB Financial Holdings US CENTURY BANK

FORWARD-LOOKING STATEMENTS This presentation may contain

statements that are not historical in nature and are intended to be,

and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the Securities

Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,” “anticipate,”

“could,” “ should,” “would,” “believe,” “contemplate,” “expect,”

“aim,” “plan,” “estimate,” “continue,” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include,

but are not limited to, statements related to our projected growth, anticipated future financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including anticipated internal growth and balance sheet restructuring.

These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include, but are not limited to: the strength of the United

States economy in general and the strength of the local economies in which we conduct operations; our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions, including the estimates used for our credit loss reserve and deferred tax asset valuation allowance; the efficiency and effectiveness of our internal control procedures and processes; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each
jurisdiction where we operate; adverse changes or conditions in the capital and financial markets, including actual or potential stresses in the banking industry; deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes in accounting principles, policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard; the lack of a significantly diversified loan portfolio and the concentration in the South Florida market, including the risks of geographic, depositor, and industry concentrations,

including our concentration in loans secured by real estate, in particular,

commercial real estate; the effects of climate change; the concentration of ownership of our common stock; fluctuations in the price

of our common stock; our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions; inflation, interest rate, unemployment rate,

market, and monetary fluctuations; impacts of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin; the loss of key employees; the effectiveness of our risk management strategies, including operational risks, including,

but not limited to, client, employee, or third-party fraud and cybersecurity

-breaches; and other risks described in this presentation and other filings we make with the Securities and Exchange Commission (“SEC”).

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore, you are

cautioned not to place undue reliance on any forward-looking statements.

Further, forward-looking
statements included in this presentation are made only as of the date hereof,

and we undertake no obligation to update or revise any forward

-looking statements to reflect events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also review the risk factors described in the reports

USCB Financial Holdings, Inc. filed or will file with the

SEC.

Non-GAAP Financial Measures This presentation includes financial information determined by methods other than in accordance

with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures.

Management has included

these non-GAAP financial measures because it believes these measures may provide useful supplemental information for evaluating the

Company’s expectations and underlying performance

trends. Further, management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance

measures should be viewed in addition to, and not as an alternati ve to or substitute for, measures determined in accordance

with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of these non

-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the presentation.

All numbers included in this presentation are unaudited unless otherwise noted.

Q4 2023 HIGHLIGHTS GROWTH Average deposits increased by $109.7 million or 6.1% compared to the fourth quarter 2022.

Average loans increased $241.8 million or 16.6% compared

to the fourth quarter 2022.

Liquidity sources on December 31, 2023, totaled $620

million in on-balance sheet and off-balance sheet sources.

Tangible Book Value per Share (1) on December 31, 2023, of $9.81 includes

AOCI impact of ($2.26) increased from $9.36 in prior quarter end which included an AOCI impact of ($2.62). PROFITABILITY Net income was $2.7 million or $0.14 per diluted share and includes a pre-tax securities loss sale of $883 thousand.

Net interest income before provision and NIM increased

in the quarter compared to third quarter 2023.

ROAA was 0.48% compared to 0.86% for the fourth quarter 2022.

Consulting and legal fees increased $129 thousand due to a one

-time, nonrecurring legal expense associated with the legacy shareholder lawsuit which was dismissed with prejudice. CAPITAL/ CREDIT During the quarter, the Company repurchased 92,317 shares of common stock at a weighted average price per share of $10.45. As of December

31, 2023, 80,080 shares remained authorized for repurchase

under the Company’s publicly announced stock repurchase program

At December 31, 2023, one C&I loan classified as nonaccrual

for a total of $468 thousand.

ACL coverage ratio was 1.18% at December 31, 2023, compared

to 1.16% at September 30, 2023. Effective January 1, 2023, the Company

adopted the CECL methodology for estimating credit losses.

HISTORICAL FINANCIALS EOP for Balance Sheet amounts Loans In millions2016 $735 2017 2018 2019 2020 2021 2022 2023 $1,781

Deposits In millions 2016 $782 2017 2018 2019 2020 2021

2023 $1,937 Total stockholders' equity In millions 2016$86 2017 2018

2019 2020 2021 2022 2023 $192 Allowance for credit losses to non-performing loans 2016 1.17% 2017 2018 2019 2020 2021 2022

2023 1.18%

Net charge-offs (recoveries) of loan losses 2016 ($1,019) 2017

2018 2019 2020 2021 2022 2023 ($28) Non-performing assets

to total assets 2016 1.58% 2017 2018 2019 2020 2021 2022 2023 0.02%

Net Interest Income In millions 2016 $30 2017 2018 2019 2020 2021

2022 2023 $59 Efficiency ratio 2016 94.15% 2017 2018 2019

2020 2021 2022 2023 68.27% PTPP ROAA (2) 2016 0.24% 2017

2018 2019 2020 2021 2022 2023 (1) Loan amounts include deferred fees/costs.(2) Non-GAAP financial measure.

FINANCIAL RESULTS In thousands (except per share data)

Q4 2023 Q3 2023 Q4 2022 Total Securities $404,303 $415,920 $418,839

Total Loans (1) $1,780,827 $1,676,520 $1,507,338 Total Assets $2,339,093

$2,244,602 $2,085,834 Total Deposits $1,937,139 $1,920,922

$1,829,281 Total Equity (2) $191,968 $182,844 $182,428 Net

Interest Income $14,376 $14,022 $16,866 Non-Interest Income

$1,326 $2,161 ($123) Total Revenue $15,702 $16,183 $16,743

Provision for Credit Losses $1,475 $653 $880 Non-Interest Expense

$10,719 $10,461 $10,014 Net Income $2,721 $3,819 $4,434

Diluted Earning Per Share (EPS) $0.14 $0.19 $0.22 Operating

Diluted EPS (3) $0.17 $0.23 $0.29 Weighted Average Diluted Shares

19,573,350 19,611,897 20,172,438 Balance Sheet (EOP) Income

Statement (1) Loan amounts include deferred fees/costs.(2) Total Equity includes accumulated comprehensive loss of $44.3 million for Q4

2023, $51.2 million for Q3 2023, and $44.8 million for Q4 2022.(3)

Non-GAAP financial measure.

KEY PERFORMANCE INDICATORS Q4 2023 Q3 2023 Q4 2022 In thousands

(except for TBV/share) Total Assets (EOP) $2,339,093 $2,244,602 $2,085,834

Total Loans (EOP) $1,780,827 $1,676,520 $1,507,338 Total Deposits

(EOP) $1,937,139 $1,920,922 $1,829,281 Tangible Book

Value/Share (1)(4) $9.81 $9.36 $9.12 Return On Average

Assets (ROAA) (3) 0.48% 0.67% 0.86% Return On Average Equity (ROAE) (3)

5.88% 8.19% 9.91% Net Interest Margin (3) 2.65% 2.60% 3.45%

Efficiency Ratio 68.27% 64.64% 59.81% Non-Interest Expense/Avg

Assets (3) 1.87% 1.84% 1.94% Tangible Common Equity/Tangible

Assets (1) 8.21% 8.15% 8.75% Total Risk-Based Capital (2) 12.78%

13.10% 13.65% NCO/Avg Loans (3) 0.00% 0.00% (0.00%) NPA/Assets

0.02% 0.02% 0.00% Allowance Credit Losses/Loans 1.18% 1.16%

1.16% GROWTH PROFITABILITY CAPITAL/

DEPOSIT PORTFOLIO in this slide the Deposits AVG totals must be updated manually Same goes for the red bps math Deposits AVG In millions $1,804

$217 $62$654Q42022 $1,844 $225 $897 $58 $664 Q12023 $1,872

$277 $940 $53 $602 Q22023 $1,941 $290 $52 $588 Q3

2023 $1,914 $282 $1,005 $50 $577 Q42023 Non-interest-bearing deposits Interest-bearing checking deposits Moneymarket

adnd savings Time deposits Commentary Average deposits decreased

$27.8 million or 5.69% annualized compared to the prior quarter and increased $109.7 million or 6.1% compared to the fourth quarter

2022.Deposit composition mix shifted towards interest-bearing deposits. Average DDA balances comprised 30.1% of total deposits as of December

31, 2023. Deposit beta of 44% since Q4 2021.Deposit cost increasing but at a slower pace. Deposit Cost + 525 bps Q4’23 vs Q4’210.21%0.25%

4.50% 5.00% 5.25% 5.50% 5.50% Q42021 Q4 2022 Q1

2023 Q2 2023 Q3 2023 Q4 2023 Deposit Cost Fed Funds Rate (upper bound)

DEPOSIT DIST EOP for Balance Sheet amounts RIBUTION Deposits

Composition Personal Business Brokered deposits Public Funds 3% 14%33%50%

Commentary Our deposit base reflects our business model: a commercial bank. The total amount of uninsured deposits was 55% at quarter

end.As of December 31, 2023, the deposit balance of ICS/CDARS was $107.3 million, a decrease of $9.2 million from end of third quarter 2023. Deposits by Customer Segment In thousands for balance sheet amounts Uninsured Deposits to Total Deposits in millions59%$750$1,079Q4202256%$802$1,028

Q12023 49% $970 $951 Q22023 49% $985$936 Q3 2023

55%$871 $1,066Q4 2023 uninsured deposits insured deposits uninsured deposits Deposit Type Total Balance % of Total (#) Accounts Average Balance

per Account

Business $970,644 50 7,243 134 Personal $648,095 33% 12,715

51 Public Funds $268,400 14% 47 5,711 Brokered CDs $50,000

3% 2 25,000

Grand Total $ 1,937,139 100% 20,007 $97

Deposits Trend (EOP) In millions $88 $30 $10 $48 12/31/2018 $229

$62 $38 $129 12/31/2019 $312 $97 $77 $138 12/31/2020 $352 $1

30$68$154 12/31/2021 $446 $172 $97 $177 12/31/2022$492 $16 $164

$112 $200 12/31/2023Global HOA JA MD advantage Commentary

$404 million in deposit growth compared to December 31, 2018.Growth by vertical from 2018 to 2023: JA/PCG: $134 million.HOA:

$102 million.Correspondent Banking & International Banking:

$152 million.MD Advantage: $16 million.

LIQUIDITY

EOP for Balance Sheet amounts

Total Liquidity



30%
28%
38%
33%
27%
20%
19%
14%
10%
10%
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
On Balance Sheet Liquid Assets
Total Liquidity

Liquid Assets: On-Balance Sheet Liquidity / Total Assets
Total Liquidity: Total Liquidity / Total Assets

Sources of Liquidity (in millions)	12/31/2023
On Balance Sheet Liquidity	
Cash	$7
Due from banks	$30
Investment securities unpledged	$188
Total on balance sheet liquidity (Liquid Assets)	**$225**
Off Balance Sheet Liquidity	
FHLB excess capacity	$124
Bank Term Funding Program (BTFP)	$132
Federal Reserve Discount Window	$34
Fed Fund Lines	$105
Total off balance sheet liquidity	**$395**
Total Liquidity	**$620**

Liquidity calculation excludes vault cash reserves

Commentary

We believe we are well positioned to weather the current economic environment.

We have ample sources of liquidity both on and off-balance sheet.

Loan-to-deposit ratio increased due to additional loan production during the quarter.

We are enrolled in BTFP but did not draw any funds as of December 31, 2023. However, in early January, we drew down $80 million and paid off a similar amount of FHLB borrowings to take advantage of the less expensive funding source (70bps on $80 million).

Loan-to-Deposit Ratio



82.4%
86.3%
83.1%
87.3%
91.9%
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23

10

LOAN PORTFOLIOTotal Loans (AVG) In millions $1,457 $1$1,456

Q4 2022 $1,547 $1 $1,546 $1,569 $0$1,569 Q2 2023 $1,611 $0$1,611

Q3 2023 $1,699 $0$1,699 Q4 2023Loans (Excl PPP) PPP LoansLoan

Yields4.86% 0.04% 4.82% 5.17%0.03%5.14%5.33%0.02%5.31%5.55%0.02%5.53%5.79%0.00%5.79%Q42022

Q12023 Q22023 Q42023Loan coupon Loan feesCommentaryAverage

loans increased $87.7 million or 21.6% annualized compared to prior quarter and $241.8 million or 16.6% compared to the fourth quarter

2022.Loan coupon increased 26 bps compared to prior quarter

and 97 bps compared to the fourth quarter 2022. Loan fees for the fourth quarter 2023 decreased due to realization of premium on purchased

loans.While our average loan portfolio for the fourth quarter of 2023 was $1.7 billion, our EOP loan balance was $1.8 billion. + 97 bpsQ4’23 vs Q4’22

LOAN PRODUCTION

Net Loan Production Trend
In millions



5.68%
6.66%
7.20%
8.00%
8.00%
$129
$54
$94
$22
$67
$51
$135
$55
$150
$46
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Loan Production/Line changes
Loan Amortization/payoffs
New loans average coupon

Loan Composition Trend (1)
In millions



$948
28%
63%
9%
$1,779
12%
62%
26%
Jun-20
Dec-23
Residential real estate
Commercial real estate
Real Estate Loans
Commercial and industrial, Foreign banks, and Consumer and other

(1) Excludes unearned fees and PPP Loans. EOP.

Commentary

$446 million in new loan production in 2023 at higher rates.

Weighted average coupon on new loans was 8.00% for fourth quarter 2023, 221 bps above portfolio average.

Loan composition shift from real estate loans to non-CRE loans is steadily increasing, further diversifying our loan portfolio.

12

NET INTEREST MARGIN



Net Interest Income/Margin (1)
In thousands (except ratios)
3.45%
3.22%
2.73%
2.60%
2.65%
$16,866
$15,997
$14,173
$14,022
$14,376
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Net Interest Income
NIM



Interest-Earning Assets Mix (AVG)
3%
22%
75%
2%
21%
77%
4%
20%
76%
4%
21%
75%
2%
19%
79%
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Total Loans
Investment Securities
Cash Balances & Equivalents

Commentary

Net interest income before provision and NIM increased in the quarter.

NIM is expected to increase going forward due to:

- Slower increases in deposit costs
- New loans coming on at higher rates
- New advance from BTFP will represent savings of 70 bps on $80 million compared to previous FHLB borrowings.
- Loan to deposit ratio is increasing
- The mix of our interest-earning assets continue to improve.

13

[(1)] Annualized.

INTEREST RATE SENSITIVITY

Loan Portfolio Repricing Profile by Rate Type



Hybrid ARM 4%
Fixed Rate 42%
Variable Rate 54%
17%
15%
68%
Prime
CMT
LIBOR/SOFR

Loan Repricing Schedule Variable/Hybrid Rate Loans



32%
46%
9%
13%
0-1 yrs.
1-2 yrs.
2-3 yrs
>3 yrs.

Static NII Simulation Year 1 & 2



Year 1
Year 2
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
0.8%
1.1%
4.5%
8.1%
+100
+200
+100
+200
Net Interest Income change from base
($ in thousands and % change)

14

SECURITIES PORTFOLIOEOP for Balance Sheet amounts, in millionsPortfolio

CompositionCMO MBS CMBS SBA Agency Municipalities Corporate

Bank subordinated Debt24%14%7%6%5%2%7%35%Commentary

Securities portfolio was $404.3 million; 56.7% of the portfolio is classified as AFS, while 43.3% is classified as HTM.The

modified duration is 5.5 and the average life is 6.9 years. Duration has increased as the result of higher rates and lower prepayments. We expect to receive $40.5 million from the securities portfoli

o

in 2024 at current rates; these cashflows will support loan growth or debt repayment. If rates drop 100 bps, we expect to receive

$43.3 million.80.3% of the portfolio is invested in mortgage-backed securities, boosting the liquidity. Securities Portfolio Key MetricsMetrics as of 13/31/2023 Securities portfolio $404.3 AFS as % of portfolio

56.7% HTM as % of portfolio43.3% Portfolio Yield 2.4% Average

Life 6.9 Mod Duration 5.5 AFS AOCI (50.1) Estimated Short Term Cashflows2024

$43.3 $4.5 $37.6 2025 $39.3 $36.8 $34.5 2026 $48.2 $46.4 $44.7

Total $130.8 $123.6 $116.8 Securities Portfolio % 32.4% 30.6% 28.9%

ASSET QUALITYAllowance for Credit Lossesin thousands (except ratios) 1.16% 1.20% 1.18% 1.16% 1.18% $17,487 Q42022 $18,887

Q12023 $18,815 Q22023 $19,493 Q3 2023 $21,084 Q4 2023Allowance

for credit losses ACL Total LoansNon-performing Loans in thousands (except ratios)0.00% $0Q4 2022 0.03% $486 Q12023 0.03% $486 Q2 2023

0.03% $479 Q3 2023 0.03% $468 Q4 2023Non-accrual

loans Non-performing loans to total loansCommentary ACL coverage ratio is at 1.18% on December 31, 2023, slightly up from prior quarter.One

C&I loan for $468 thousand was classified as nonaccrual

on December 31, 2023. No OREO.ACL increased by $1.6 million due to net loan growth during the quarter. Classified Loans (1) to Total Loans0.26%0.25%0.21%0.27%0.32%Q42022

Q12023Q22023Q32023Q42023(1) Loans classified as substandard

at period end.

LOAN PORTFOLIO MIXLoan Portfolio Mix (1)Residential real estate

CRE -owner occupied CRE Non-owner occupied commercial and

industrial correspondent banks consumer and other49%12%6%11%12%10%$1,779MM(1)

CommentaryTotal loan balance at quarter end was $1,779 million (1).Commercial

Real Estate (owner occupied and non-owner occupied) was 59%

or $1,048 million of the total loan portfolio(1).CRE mix is diversified and granular. Retail non-owner occupied makes up 27% of total

CRE or $282.9 million. CRE Loan MixLand/construction 4%

Other 3% Retail 27% Multifamily 17%CRE -owner occupied

17% Office 12% Warehouse 12%Hotels 8% $1,048MMAs of 12/31/23Excludes

unearned feesIncludes loan types: office, warehouse, retail,

and otherCRE Loan Portfolio (non-owner occupied and owner occupied)Loan

Type LTV(1) DSCR (2) Weighted Average Average Loan size

(3)Retail 55% 1.92 $2.9 Multifamily 59% 1.44 $1.4 Office 57% 2.06

$1.4 Warehouse 58% 1.82 $1.6 Hotels 55% 2.11 $5.1Other 59% 1.94

$1.7 Land/construction 52% NA $2.3(1) LTV - Loan to value ratio.(2)

DSCR - Debt service coverage ratio.(3) Balance in millions.

NON-INTEREST INCOME

In thousands (except ratios)

	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
Service fees	$1,348	$1,329	$1,173	$1,205	$1,093
Gain (loss) on sale of securities available for sale	(883)	(955)	-	(21)	(1,989)
Gain on sale of loans held for sale	105	255	94	347	205
Other income	756	1,532	579	539	568
Total non-interest income	**$1,326**	**$2,161**	**$1,846**	**$2,070**	**($123)**
Average total assets	$2,268,811	$2,250,258	$2,183,542	$2,120,218	$2,051,867
Non-interest income (loss)/Average assets (1)	0.23%	0.38%	0.34%	0.40%	(0.02%)

Commentary

Service fees have increased year over year due to new foreign correspondent banks and strategic pricing on wire fees.

As part of our commitment to address NIM compression, we executed a $10 million loss trade transaction selling lower yielding securities and reinvesting the funds in higher-yielding investments and loans; resulting in a loss of $883 thousand.

Excluding the loss on securities in the fourth quarter in 2023, non-interest income over average assets was 0.39%, in line with prior quarters.

(1) Annualized.

18

NON-INTEREST EXPENSEQ4 2023Q3 2023Q2 2023Q1 2023Q4 2022In

thousands (except ratios) 1,299 Salaries and employee benefits$6,104$6,

066$5,882$6,377$6,080Occupancy1,2621,3501,3191,2991,256Regulatory

assessments and fees412365452224222Consulting and legal

fees642513386358371Network and information technology services552481505478483Other operating expense1,747 1,686 1,908 1,440 1,602

Total non-interest expense$10,719 $10,461 $10,452 $10,176

$10,014 Efficiency ratio 68.27% 64.64% 65.25%56.32%56.32%59.81%Average total assets $2,268,811 $2,250,258 $2,183,542 $2,120,218 $2,051,867

Non-interest expense / Average assets (1) 1.87% 1.84% 1.92% 1.95%

1.94% Full-time equivalent employees 196 194 198 196 191Commentary

Consulting and legal fees increased $129 thousand due to a one-time,

nonrecurring legal expense associated with the previously disclosed legacy shareholder lawsuit commenced in 2023 which was dismissed in December 2023.Non-interest expense / Average assets has improved

7 bps year-over-year.Operational efficiency

ratio(2) for the fourth quarter 2023 was 64.63%.

CAPITAL

Capital Ratios [1]	Q4 2023	Q3 2023	Q4 2022	Well-Capitalized
Leverage Ratio	9.28%	9.26%	9.61%	5.00%
TCE/TA [2]	8.09%	8.15%	8.75%	NA
Tier 1 Risk-Based Capital	11.62%	11.97%	12.53%	8.00%
Total Risk-Based Capital	12.78%	13.10%	13.65%	10.00%
AOCI In Millions	($44.3)	($51.2)	($44.8)	

Commentary

During the quarter, the Company repurchased 92,317 shares of common stock at a weighted average price per share of $10.45.

AOCI was ($44.3) million or ($2.26) per share as of December 31, 2023.

Q4 2023 EOP shares outstanding:
Common Stock: 19,575,435

[1] Reflects the Company's regulatory capital ratios which are provided for information purposes only; as a small bank holding company, the Company is not subject to regulatory capital requirements.
[2] Non-GAAP financial measures.

20

TAKEAWAYS



Leading franchise located in one of the most attractive banking markets in Florida and the U.S.	Robust organic growth	Strong asset quality, with minimal charge-offs experienced since 2015 recapitalization
Experienced and tested management team	Strong profitability, with pathway for future enhancement identified	Core funded deposit base with 29% non-interest-bearing deposits (EOP)

21

APPENDIX - NON-GAAP RECONCILIATIONIn thousands (except ratios)

Pre-tax-provison (“PTPP”) income: As of or for the three months ended

12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022Net income

(1) $2,721 $3,819 $ 4,196 $5,809 $4,434 Plus :Provision for

income taxes 787 1,250 1,333 1,881 1,415 Plus:Provision for credit losses 1,475 653 38 201 880 PITPP income4,983 $5,722 $5,567

$7,891 $6,729 PTPP return on average assets (1) $4,983 $5,722 $5,567

$7,891 $6,729 Average assets $2,268,811 $2,250,258 $2,183,542 $2,120,2018

$2,051,867 PTPP return on average assets (2) 0.87% 1.01%

1.02% 1.51% 1.30%Operating net income: (1) $2,721 $ 3,819

$ 4,196 $ 5,809 $ 4,434 (883) (955) – (21) (1,989) Less : net gains

(losses) on sale of securities Less :tax effect on sale of securities 224

242 – 5 504Operating net income $3,380 $ 4,532 $ 4,196 $ 5,825

$ 5,919 Operating PTPP income (1) $ 4,983 $5,722 $5,567 $7,891

$6,729 Less:net gains (losses) on sale of securities (883) (955) – (21)

(1,989)Operating PTPP income $ 5,866 $ 6,677 $5,567 $7,912

$8,718Operating PTPP return on average assests: (1) $5,866 $6,677

$5,567 $ 7,912 $8,718Average asets $ 2,268,811 $ 2,250,258 $2,183,542

$2,120,218 $2,051,867 Operating PTPP return on average assets (2)1.03%

1.18% 1.02% 1.51%1.69%Opearting return on average

assets : (1) $3,380 $ 4,532 $ 4,196 $ 5,825 $ 5,919 Average assets $ 2,268,811

$2,250,258 $ 2,183,542 $ 2,051,867 Opearting return on average assets (2) 0.59% 0.80% 0.77% 1.11% 1.14% Operating return on average equity : (1)$3,380

$4,532 $4,196 $5,825 $ 5,919 Average equity $183,629 $184,901

$184,238 $183,371 $177.556 Operating return on average

equity 7.30% 9.72% 9.13% 12.88% 13.23%Operating revenue : (1) $

14,376 $14,022 $14,173 $15,997 $16,866 Non-interest income

1,326 2,161 1,846 2,070 (123) Less :net gains (losses)on sale of securities
(833) (955)- (21)(1,989) Oerating revenue $ 16,585 $ 17,138 $16,019

$ 18,088 $ 18,732Operating Efficiency Ration: (1) $10,719 $10,461

$10,452 $10,176 $10,014 Operating revenue $16,585 $ 17,138

$16,019 $18,088 $18,732 Operating efficiency ration 64.63% 61.04%

65.25% 56.26% 53.46% (1)The company believes these non-GAAP

measurements are key indicators of the ongoing earnings power of the company (2)Annualized.

APPENDIX - NON-GAAP RECONCILIATIONIn thousands (except ratios and share data)As of or the for the three months ended Tangible book value per common share (at period -end) 12/31/2023 9/30/2023

6/30/2023 3/31/2023 12/31/2022Total shareholder’s equity $ 191,9

68 $182,884 $183,858 $182,428 Less:Intangible assets (2)

- - - - - tangible stockholder’s equity (2)$191,968 $182,884 $183,685

$ 183,858 $ 182,428 Total sharesissued and outstanding (at

period-end) 19,575,435 19,542,290 19,544,777 19,622,380 20,000,753

Tangible book value per sommon shar (2)(3) 9.81 9.36 9.40 9.37 9.12Operating diluted net income per sommon share : (1)$3,380 $4,532 $ 4,196 $5,825

$ 5,919Total weighted average dilute shares of common stock

19,573,350 19,611,897 19,639,682 19,940,606 20,172,438 Operating

diluted net income per sommon share : $ 0.17 $ 0.23 $ 0.21

$ 0.29 $ 0.29 Tangible Common Equity/Tangible Assets (1) $191,968 182,884

183,685 183,858 182,428 Tangible total assets (2) 2,339,093

$ 2,244,602 $ 2,225,914 $ 2,163,821 $ 2,085,834 Tangible common equity

/tangible assets (2) 8.21% 8.15% 8.25% 8.50% 8.75% (1) The company believes these non-GAAP easurements are key indicators

of the ongoing earnings power of the company. (2) Since the company has no intangible assets,tangible stockholders’s equity ,tangible book value per share and tangible assets are the same amounts as stockholders’ equity , book value per share and total assets calcul ated under GAAP.(3) Excludes the dilutive effect

,ifany,of shares of common stock issuable upon exercise of outstanding stock options.

LOU DE LA AGUILERAChairman, President & CEO (305) 715-5186laguilera@uscentury.com

ROB ANDERSONEVP, Chief Financial Officer(305) 715-5393rob.anderson@uscentury.comINVESTOR

RELATIONSInvestorRelations@uscentury.com